UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 2, 2023, the Federal Home Loan Bank of New York (“Bank”) received regulatory non-objection to the Bank’s 2023 Incentive Compensation Plan (the “2023 Plan”).

Overview of the 2023 Plan

The objective of the Bank’s 2023 Plan is to motivate employees to take actions that support the Bank’s strategies and lead to the attainment of the Bank’s business plan and fulfillment of its mission. The 2023 Plan is also intended to help retain employees by affording them the opportunity to share in the Bank’s performance results. The 2023 Plan seeks to accomplish these objectives by linking annual cash pay-out award opportunities to Bank performance. All salaried exempt and non-exempt employees are eligible to participate in the 2023 Plan and need to achieve a “meets expectations” rating in their annual evaluation to receive an award. Awards under the 2023 Plan, if any, will be calculated based upon performance during 2023 and will generally be paid to participants on or before March 15, 2024, subject to regulatory approval and the deferral feature for Management Committee participants discussed below.

Deferral Component for Management Committee Members

The 2023 Plan provides that 50% of the actual amount of the incentive award (if any) under the 2023 Plan communicated to Management Committee participants (which includes the Bank’s Named Executive Officers as established in the Bank’s Form 10-K) will be deferred (the “Deferred Incentive Award”) such that 33 1/3% of the Deferred Incentive Award will ordinarily be paid (subject to certain additional conditions specified in the 2023 Plan) within the first two and a half weeks of March 2025, 2026, and 2027, respectively. An employee who terminates employment with the Bank other than for “good reason” or who is terminated by the Bank for “cause” (each as defined in the 2023 Plan) will forfeit any portion of the Deferred Incentive Award that has not yet been paid upon such termination. In addition, the Deferred Incentive Award will be paid in full if a “change in control” occurs (as defined in the 2023 Plan). The Bank will pay to participants an interest rate on deferred amounts equal to the Bank’s return on equity over the deferral period, subject to a floor of zero.

Clawback

If, within 3 years after an incentive has been paid or calculated as owed to a participant who is a member of the Bank’s Management Committee, it is discovered that such amount was based on the achievement of goal results within this Plan that subsequently are deemed by the Bank to be inaccurate, misstated or misleading, such amount is subject to recovery by the Bank.

Measurements Used by the 2023 Plan

The 2023 Plan incorporates four Bankwide performance goals, summarized as follows:

Financial Effectiveness: The 2023 Bankwide Financial/Return goal is intended to require management, in its decision-making, to weigh the tradeoffs in managing return versus risk. Establishing this goal is intended to motivate management to act in ways that are aligned with shareholder interests and with the wishes of the Board of Directors, i.e., to achieve reasonable returns with a prudent approach to managing risks.

Risk Effectiveness:  The 2023 Bankwide Risk goal consists of three metrics. The metrics are intended to measure how the Bank is doing in managing risk as the company makes decisions about how to operate its business. The three metrics are: 1) Capital Protection; 2) Earnings Stability; and 3) Operational Exceptions.

Mission Effectiveness: The 2023 Bankwide Mission goal consist of Mission Outputs (Advance Production, including Advances made under the Community Lending Programs, Letters of Credit, Market Share and Mortgage Asset Program production).

Organization Effectiveness: Technology and Culture: The Organizational Effectiveness goals will focus on two key tenets that are related to the success of the Technology Strategy and the Bank’s Culture:

•

The Technology goal incorporates milestones that support strategic objectives carried over from the

 2019-2021 Business Technology Strategy, that support actions required to deliver the Bank’s

 2022-2024 Strategic Plan, and other actions as needed to focus efforts on priority initiatives.

•	The Culture goal will focus on how the organization implements cultural change and the extent to which we are achieving our target culture objectives.

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 Determining Incentive Compensation Award Payout Opportunities Under the 2023 Plan

Under the 2023 Plan, eligible employees are assigned an incentive compensation award opportunity which is expressed as a percentage of the employee’s base salary for the 2023 Plan year. With respect to the Bank’s President (who is also a Management Committee member and the Bank’s principal executive officer), the incentive compensation award opportunity for 2023 is as follows:

50% of Base Salary (Threshold)

80% of Base Salary (Target)

100% of Base Salary (Maximum)

With respect to the rest of the Management Committee members, the incentive compensation award opportunity for 2023 is as follows:

30% of Base Salary (Threshold)

50% of Base Salary (Target)

75% of Base Salary (Maximum)

Administration

The 2023 Plan will generally be administered by the President, subject to any requirements for review and approval by the Compensation and Human Resources Committee of the Bank’s Board of Directors (“C&HR Committee”) that the C&HR Committee may establish. The results of the Bankwide goals and the resulting awards, if any, will be reviewed and approved by the C&HR Committee before disbursement. In all areas not specifically reserved by the C&HR Committee for its review and approval, the decisions of the President or his designee concerning the 2023 Plan shall be binding on the Bank and on all Participants. Award determinations for the President shall be handled by the C&HR Committee.

The foregoing description of the 2023 Plan is qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Bank 2023 Incentive Compensation Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: October 3, 2023	By:	/s/ Kevin M. Neylan
	Name:	Kevin M. Neylan
	Title:	Senior Vice President and Chief Financial Officer

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